UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 12, 2004

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1

Item 7. Exhibits

(c)	Exhibits

99.1 Press Release of the Company dated March 12, 2004.

Item 9. Regulation FD Disclosure

On March 12, 2004, The Dial Corporation issued a press release announcing that it will host a live audio web cast of its special meeting of stockholders on March 24, 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
March 12, 2004

/s/ Conrad A. Conrad
Conrad A. Conrad
Executive Vice President and Chief Financial Officer